Fortis Series Fund, Inc.
October 6, 2000
Supplement to Fortis Series Fund Prospectus Dated May
1, 2000,
as supplemented September 1, 2000

  The following information regarding a change in the day-to-day management of Aggressive Growth Series replaces the information currently appearing under the heading "Investment Adviser--Aggressive Growth Series" on page 27.

As of October 9, 2000, Lucinda S. Mezey, Diane M.
Gotham and Michael J. Romanowski are primarily responsible for the day-to-day management of the Series.